SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of
The Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)        April 8, 2005

EDMONDS 6, INC.
(Exact name of registrant as specified in its charter)

DELAWARE		000-51060
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1808 South 1st Ave

Phoenix, Arizona 85003

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(ISSUER TELEPHONE NUMBER)

300 Park Avenue, #1700

New York, New York 10022

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

Pursuant to the terms of a Stock Purchase Agreement, Tom Bontems purchased 100,000 shares of the Company’s issued and outstanding common stock from Richard Neussler, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the Company’s outstanding common stock. Tom Bontems paid a total of $36,000 to Richard Neussler for his shares. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company’s directors and officers have occurred:

o       Richard Neussler resigned as the Company’s President, Chief Executive Officer, Chief FinancialOfficer and Secretary effective April 8, 2005.

o       Tom Bontems was appointed as the Company’s President, Chief Executive Officer, ChiefFinancial Officer, and Secretary as of April 8, 2005.

o       Further, Tom Bontems was appointed as the sole member of the Board of Directors of theCompany.

o	Richard Neussler then resigned as a member of the board of directors of the Company.
ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Richard Neussler resigned as the Company’s sole director effective as of April 8, 2005. The resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Richard Neussler resigned as the Company’s President, Chief Executive Officer,Chief Financial Officer and Secretary effective April 8, 2005.

Tom Bontems was appointed as the Company’s Chief Executive Officer Chief Financial Officer, President and Secretary as of April 8, 2005.

No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.
2.1	Stock Purchase Agreement dated as of April 8, 2005 between Richard Neussler and Tom Bontems.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EDMONDS 6, INC.

By: /s/ Tom Bontems

TOM BONTEMS

CEO

Dated: April 12, 2005

                AGREEMENT

AGREEMENT made as of the 8th day of April, 2005, by and between:

Richard Neussler with an address at 300 Park Avenue, #1700, New York, New York 10022(“SELLER”);

and

Tom Bontems with an address at 1808 South 1st Ave, Phoenix, Arizona 85003 (“PURCHASER”).

R E C I T A L S:

FIRST, SELLER is the owner of 100,000 shares of common stock of Edmonds 6, Inc., a Delaware corporation (“Edmonds”).

SECOND, SELLER desires to sell all 100,000 of his issued and outstanding shares in Edmonds to PURCHASER in consideration of the following.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.0	Transfer of Shares.

SELLER hereby transfers and delivers 100,000 of his issued and outstanding shares in Edmonds to PURCHASER in consideration of $36,000. Upon receipt of the consideration into the Anslow & Jaclin, LLP Attorney Trust Account, SELLER will immediately forward the 100,000 Edmonds shares to PURCHASER.

2.0           Representations and Warranties of SELLER. SELLER hereby represents and warrants to PURCHASER that:

2.1           Authority.SELLER has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by SELLER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

2.2          Resignation. SELLER represents that he is the sole shareholder of Edmonds and that PURCHASER is purchasing all of the issued and outstanding shares of Edmonds. SELLER hereby agrees that upon receipt of the consideration set forth above, he is relinquishing all interest in the 100,000 shares of Edmonds stock. In addition, upon execution of this agreement, SELLER shall resign as the sole officer and director of Edmonds.

2.3          Compliance with Other Instruments. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which SELLER is a party or by which SELLER is bound.

2.4           Title to SELLER’S shares in EDMONDS. SELLER is the sole legal and beneficial owner of its shares in Edmonds and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.

2.5         No Claims; Indemnity. There are currently no claims or lawsuits threatened or pending against Edmonds or SELLER as the owner of the Edmonds shares, and SELLER is unaware of any conditions or circumstances that would lead to or justify the filing of any claim or lawsuit. If, after the consummation of this transaction and the transfer of the Edmonds shares from SELLER to PURCHASER any claim or lawsuit shall be filed against Edmonds or PURCHASER (as the owner of the Edmonds shares), arising out of any circumstances whatsoever prior to transfer of the shares, SELLER shall defend, indemnify and hold PURCHASER harmless from and against any and all such claims or lawsuits or any awards or judgments granted thereunder.

3.0          Representations and Warranties of PURCHASER. PURCHASER hereby unconditionally represents and warrants to SELLER that:

3.1          Authority. PURCHASER has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by PURCHASER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

3.2          Compliance with Other Instruments. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which PURCHASER is a party or by which PURCHASER is bound.

3.3          Rule 144 Restriction. PURCHASER hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

4.0          Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein.

5.0          Governing Law. This Agreement shall be interpreted and governed in accordance with the laws of the State of New Jersey.

6.0          Severability. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

7.0          Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

8.0         Invalidity. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, Paragraph, section or part of this Agreement.

9.0          Gender and Number. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.

10.0        Amendments. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

11.          No Assignments. Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.

12.          Waiver of Counsel. PURCHASER and SELLER hereby acknowledge that they have the right to obtain legal counsel for this transaction. Notwithstanding same, they hereby waive their rights to such legal counsel. In addition, both parties hereby acknowledge that Anslow & Jaclin, LLP represents Edmonds and no other party in this transaction. It has drafted this agreement for convenience purposes only.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

WITNESS	SELLER:
	By:	/s/
RICHARD NEUSSLER
WITNESS	PURCHASER:
By: /s/
TOM BONTEMS